UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29th, 2002.

                          Gravitas International, Inc.
             (Exact name of registrant as specified in its chapter)

          Florida                  0-28847                 65-0260946
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)          Identification No.)

       1027 S. Rainbow Blvd., Unit 391                             89145
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (702) 341-6622


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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

None

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Issuer has entered into a private placement with D. Forbes Investments Inc., an accredited investor of #325 - 1130 West Pender St., Vancouver, B.C., Canada V6E 4A4 for the issuance of 618,182 shares at a deemed price of $0.22 per share for and aggregate amount of $136,000.

All shares issued pursuant to this Private Placement will be subject to standard "144" trading restrictions.

The Company will use the proceeds of this private placement for working capital and general corporate purposes and to support its existing licensing program with RX Imaging of Las Vegas Nevada and to expand the licensing program internationally.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

None

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 8. CHANGE IN FISCAL YEAR.

None

ITEM 9. REGULATION FD DISCLOSURE.

None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Gravitas International, Inc.
                                     (Registrant)
                               s/s/ Colin Vance Campbell

Date October 29, 2002.              President, CEO

                                     (Signature)*

*Print name and title of the signing officer under his signature.


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